UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2025

ProCap Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42659	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Lexington Ave, Floor 2

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 938-0912

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	PCAPU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PCAP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PCAPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2025, ProCap Acquisition Corp (the “Company”) consummated its upsized initial public offering (“IPO”), which consisted of 22,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the partial exercise by the Underwriters (as defined below) of the over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-third of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-286876) for the IPO, originally filed with the U.S. Securities and Exchange Commission on April 30, 2025, as amended, and together with the registration statement on Form S-1 MEF (File No. 333-287454), filed with the Commission on May 21, 2025 (the “Registration Statement”):

●	An Underwriting Agreement, dated May 20, 2025, by and between the Company and BTIG, LLC, as representative of the several underwriters (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated May 20, 2025, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated May 20, 2025, by and among the Company, ProCap Acquisition Sponsor, LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 20, 2025, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated May 20, 2025, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated May 20, 2025 (the “Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated May 20, 2025, by and between the Company and each director and executive officer of the Company, a copy of the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated May 20, 2025, between the Company and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 430,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,300,000. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2025, in connection with the IPO, Lindsey Haswell, Michael Gonzalez, and Benjamin Buchanan (the “New Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 20, 2025, each of Ms. Haswell, Mr. Buchanan, and Mr. Gonzalez was appointed to the audit committee of the Board (the “Audit Committee”) with Mr. Buchanan serving as chair of the Audit Committee. Each of Ms. Haswell and Mr. Buchanan was appointed to the compensation committee of the Board (the “Compensation Committee”), with Mr. Buchanan serving as chair of the Compensation Committee.

On May 20, 2025, the Company entered into indemnity agreements with each of the New Directors, Catalina Abbey, the Company’s Chief Financial Officer, and Anthony J. Pompliano, the Company’s Chief Executive Officer, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on May 15, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The information included in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

A total of $247,725,000, comprised of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes $2,200,000 of the Underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (as such date may be extended by shareholder approval to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we must consummate our initial business combination, or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On May 20, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 22, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 20, 2025, by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated May 20, 2025, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent.

10.1	Letter Agreement, dated May 20, 2025, among the Company, ProCap Acquisition Sponsor, LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated May 20, 2025, by and between the Company and Odyssey Transfer and Trust company, as trustee.

10.3	Registration Rights Agreement, dated May 20, 2025, by and among the Company ProCap Acquisition Sponsor, LLC.

10.4	Private Placement Unit Purchase Agreement, dated May 20, 2025, by and between the Company and the ProCap Acquisition Sponsor, LLC.

10.5	Form of Indemnity Agreement.

10.6	Administrative Services Agreement, dated May 20, 2025, by and between the Company and an affiliate of the Sponsor.

99.1	Press Release, dated May 20, 2025.

99.2	Press Release, dated May 22, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCAP ACQUISITION CORP

	By:	/s/ Anthony J. Pompliano
	Name:	Anthony J. Pompliano
	Title:	Chief Executive Officer
Dated: May 23, 2025

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